SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 22, 1997

                         NORTH AMERICAN MORTGAGE COMPANY
               (Exact name of Registrant as Specified in Charter)


Delaware                        01-11017                   68-0267088
(State or other         (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                       Identification Number)
Incorporation)


3883 Airway Drive,                                       95403
Santa Rosa, California                                (Zip Code)
(Address of principal
executive offices)


        Registrant's telephone number, including area code (707) 523-3000

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Item 5.  Other Events

         North American Mortgage Company (the "Company") and Dime Bancorp, Inc. ("Dime") announced on June 23, 1997 the signing of a definitive merger agreement providing for the merger of the Company and a subsidiary of Dime. As permitted by General Instruction F to Form 8-K, the Company incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

                  99.1 - Press Release, dated June 23, 1997.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTH AMERICAN MORTGAGE COMPANY


                                        By:  /s/ Martin S. Hughes
                                        --------------------------------
                                        Name:  Martin S. Hughes
                                        Title: Chief Financial Officer

June 23, 1997

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                                  EXHIBIT INDEX


Exhibit No.       Description                                       Page No.
-----------       -----------                                       --------

   99.1           Press Release, dated June 23, 1997.

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